Exhibit 99.1
VOTING AGREEMENT
     This VOTING AGREEMENT (this “Agreement”) is entered into as of October ___, 2009, by and between Brickell Bay Acquisition Corp., a Delaware corporation (“Parent”), and [___] (“Stockholder”), in its capacity as a stockholder of Allion Healthcare, Inc., a Delaware corporation (the “Company”).
RECITALS
     A. Parent, Brickell Bay Merger Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as the same from time to time may be modified, supplemented or restated, the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company, with the Company as the Surviving Corporation of the merger. Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement.
     B. Stockholder is the record holder and full beneficial owner of the number, type, class and series of shares of the Company’s Common Stock set forth on Exhibit A hereto (such shares of Common Stock, together with all other shares of the Company’s Common Stock acquired by Stockholder after the date hereof and during the term of this Agreement (including as such shares may be adjusted by any stock dividend, stock split, recapitalization, combination or other similar transaction) being collectively referred to herein as the “Subject Shares”).
     C. The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Parent to enter into the Merger Agreement.
     D. Stockholder understands and acknowledges that the Company and Parent are entitled to rely on (i) the truth and accuracy of Stockholder’s representations contained in this Agreement and (ii) Stockholder’s performance of the obligations set forth herein.
     NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:
          (a) Stockholder is the beneficial owner (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of, and exercises voting power over, the Subject Shares, free and clear of all Liens. Stockholder does not own of record or beneficially any shares of capital stock of the Company other than the Subject Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law).
          (b) Stockholder has all requisite contractual power, capacity and authority necessary to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. Stockholder has received a copy of the Merger Agreement, has reviewed this Agreement, the Merger Agreement and the other agreements and documents contemplated hereby and thereby with representatives of the Company and with Stockholder’s business and legal advisors. Stockholder acknowledges that this Agreement provides for the Subject Shares to be voted in favor of the Merger and the other transactions contemplated by the Merger Agreement. Stockholder understands and acknowledges that its execution and delivery of this Agreement is a material inducement to Parent’s willingness to enter into, and to cause Merger Sub to enter into, the Merger Agreement.
          (c) Neither the execution, delivery or performance of this Agreement, nor compliance by Stockholder with any of the provisions hereof, with or without the giving of notice or the lapse of time, or both, shall result in (a) a breach of, or a default under, any term or provision of any agreement to which Stockholder is a party or by which Stockholder’s assets (including any of the Subject Shares) are bound, (b) a violation by Stockholder of any applicable Law, or (c) an imposition of any Lien on the Subject Shares.
     2. Restrictions on Subject Shares. Until the Expiration Date (as defined below), subject to the terms and conditions contained herein and in the Merger Agreement:
          (a) Stockholder shall not, except as contemplated by the terms of the Merger Agreement, directly or indirectly (i) sell, sell short, transfer (with or without consideration), exchange, pledge or otherwise encumber, assign or otherwise dispose of, or enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, exchange, assignment or other disposition of, the Subject Shares (and any capital stock Stockholder otherwise controls or has voting rights with respect thereto) to any person other than Parent or its designee, (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Subject Shares (and any capital stock Stockholder otherwise controls or has voting rights with respect thereto), or (iii) take any other action that would in any way restrict, limit, hinder or interfere with the performance by the Company of its obligations under the Merger Agreement or the Transactions, or in any way restrict, limit, hinder or interfere with the Transactions. From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Shares or any certificate or uncertificated interest representing any of Stockholder’s Subject Shares.
          (b) Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Stockholder to perform its obligations under this Agreement.
     As used herein, the term “Expiration Date” means the earlier of (i) the Effective Time and (ii) the date and time of the valid termination of the Merger Agreement in accordance with its terms.
     3. Agreement to Vote Subject Shares. Prior to the Expiration Date, Stockholder, in its capacity as a stockholder of the Company, agrees as follows:
          (a) At any meeting (whether annual or special and whether or not adjourned or postponed) of the stockholders of the Company, however called, Stockholder shall appear at the meeting or otherwise cause the Subject Shares (and any capital stock Stockholder otherwise controls or has voting rights with respect thereto) to be counted as present at such meeting for purposes of establishing a quorum and vote (or cause to be voted) such shares (i) in favor of the Merger Agreement and all the Transactions, (ii) against any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Acquisition Proposal (other than the Merger Agreement and the Transactions or, from the date hereof until the time of the Stockholder’s Meeting to approve the Merger and the Transactions, a Superior Proposal subject to and in accordance with Section 5.09 of the Merger Agreement) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation of the Company or Stockholder under this Agreement, the Merger Agreement, or any other agreement contemplated hereby or thereby or which would reasonably be expected to result in any of the conditions of the Company’s or Stockholder’s under any such agreement not being fulfilled, and (iii) against any amendment of the Company’s governing documents, or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, delay, prevent or nullify the Merger Agreement or the Transactions.
          (b) Stockholder further agrees that, until the termination of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (ii) initiate a stockholders’ vote with respect to an Opposing Proposal or (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For the purposes of this Agreement, an “Opposing Proposal” means any action or proposal described in clause (ii) of Section 3(a) above.
          (c) Other than as set forth or permitted under the Merger Agreement, Stockholder shall not enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of any of the provisions and agreements contained in Section 3(a) or Section 3(b).
     4. Irrevocable Proxy. In order to secure Stockholder’s obligations under this Agreement, Stockholder hereby appoints Parent (the “Proxy”) as its true and lawful proxy and attorney-in-fact, with full power of substitution, to (x) vote the Subject Shares for the matters expressly provided for in this Agreement and (y) execute and deliver all written consents, conveyances and other instruments or documents appropriate or necessary to effect the matters expressly provided for in this Agreement. The Proxy may exercise the irrevocable proxy granted to it hereunder at any time Stockholder fails to comply with the provisions of this Agreement. The proxies and powers granted by Stockholder pursuant to this Agreement are coupled with an interest and are given to secure the performance of Stockholder’s obligations. Such proxies and powers shall be irrevocable and shall survive death, incompetency, disability or bankruptcy of Stockholder. Upon the execution of this Agreement, Stockholder hereby revokes any and all prior proxies or powers of attorney given by Stockholder with respect to voting of the Subject Shares on the matters referred to in Section 3(a) and Stockholder agrees to not grant any subsequent proxies or enter into any agreement or understanding with any Person to vote or give voting instructions with respect to the Subject Shares in any manner inconsistent with the terms of this irrevocable proxy until after the Expiration Date. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and Stockholder’s granting of the proxy contained in this Section 4. Stockholder hereby affirms that the proxy granted in this Section 4 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of Stockholder under this Agreement.
     5. Consent and Waiver; Termination of Existing Agreements. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other transactions expressly provided for in the Merger Agreement (whether such rights exist under any of the Company’s charter documents, or any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company’s board of directors’ actions in approving and recommending the Merger, the

Merger Agreement and the Certificate of Merger, and the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive the consideration set forth in Article II of the Merger Agreement on the terms and subject to the conditions set forth in the Merger Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Subject Shares or status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Subject Shares or Stockholder’s status as a stockholder of the Company, in any case other than as set forth in the Merger Agreement.
     6. Appraisal Rights. Stockholder agrees not to exercise, and to the extent permitted by law, hereby waives any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger.
     7. Stockholder Capacity. Notwithstanding anything to the contrary herein, Stockholder is only executing this Agreement in Stockholder’s capacity as the record and beneficial owner of the Subject Shares. If Stockholder is a director of the Company, nothing in this Agreement shall prevent Stockholder from taking any action solely in Stockholder’s capacity as a director of the Company in the exercise of Stockholder’s fiduciary duties with respect to an Acquisition Proposal in compliance with the provisions of the Merger Agreement.
     8. Miscellaneous.
          (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally or by commercial delivery service, or (ii) on the date of confirmation of receipt (or the next Business Day, if the date of confirmation of receipt is not a Business Day), if sent via facsimile (with confirmation of receipt), to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):
(i)	if to Parent, to:

Brickell Bay Acquisition Corp. c/o H.I.G. Capital, L.L.C. 1001 Brickell Bay Drive, 27th Floor Miami, Florida 33131 Attention: Brian Schwartz
Facsimile No. (305) 379-2013

with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 300 North LaSalle Street Chicago, Illinois 60654 Attention: Michael H. Weed Facsimile No.: (312) 861-2200

(ii)	if to Stockholder, to the address set forth on the signature page hereof.
          (b) Specific Performance; Injunctive Relief. Stockholder acknowledges and agrees that irreparable damage may occur in the event that any of Stockholder’s obligations under this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore,

Stockholder acknowledges and agrees that, in addition to any other remedies that may be available to Parent upon any such violation of this Agreement, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any and all defenses which could exist in Stockholder’s favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.
          (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties hereto; it being understood that all parties need not sign the same counterpart.
          (d) Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) are not intended to confer, and shall not be construed as conferring, upon any Person other than the parties hereto any rights or remedies hereunder. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party hereto without the prior written consent of the other party hereto, and any such assignment or delegation that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns (including, without limitation, any person to whom any Subject Shares are sold, transferred or assigned).
          (e) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (f) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.
          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law.
          (h) Rules of Construction. The parties hereto agree that the language used in this Agreement will be deemed to be the language chosen by them to express their mutual intent and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.
          (i) Additional Documents, Etc. Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of

Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the consents, waivers and terminations of Stockholder referred to in Section 5, in each case for purposes of all agreements and instruments to which such elections, consents, waivers and/or terminations are applicable or relevant.
          (j) Termination. This Agreement shall terminate and shall have no further force or effect from and after the Expiration Date, provided, that no such termination shall relieve any party from liability for any breach of this Agreement prior to such termination.
          (k) Jurisdiction and Venue. Each of the parties hereto (i) submits to the jurisdiction of the state courts of the State of Delaware for all purposes in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard or determined in any such court, and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

BRICKELL BAY ACQUISITION CORP.

By:

Name:

Its:

Signature Page to Voting Agreement

[NAME]

(Print Address)

(Print Address)

(Print Facsimile Number)
Signature Page to Voting Agreement

EXHIBIT A
Shares held of record and beneficially owned:
     [___] shares of Company Common Stock